Exhibit 99.1

Trupanion Reports Third Quarter 2019 Results

SEATTLE, WA. November 5, 2019 -- Trupanion, Inc. (Nasdaq: TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the third quarter ended September 30, 2019.

“Performance in the third quarter was strong. Our subscription business benefitted from a double digit increase in lead volume and strong ARPU and retention,” said Darryl Rawlings, Founder and CEO of Trupanion. “Our solid financial position continues to provide us the opportunity to invest in areas we believe could be meaningful contributors to our long-term growth.”

Third Quarter 2019 Financial and Business Highlights

•	Total revenue was $99.3 million, an increase of 27% compared to the third quarter of 2018.

•	Total enrolled pets (including pets from our other business segment) was 613,694 at September 30, 2019, an increase of 23% over September 30, 2018.

•	Subscription business revenue was $82.6 million, an increase of 23% compared to the third quarter of 2018.

•	Subscription enrolled pets was 479,427 at September 30, 2019, an increase of 15% over September 30, 2018.

•	Net income was $0.8 million, or $0.02 per basic and diluted share, compared to net income of $1.2 million, or $0.04 per basic and $0.03 per diluted share, in the third quarter of 2018.

•	Adjusted EBITDA was $3.9 million, compared to adjusted EBITDA of $3.7 million in the third quarter of 2018.

•
Operating cash flow was $4.7 million and free cash flow was $2.9 million for the third quarter of 2019. This compared to operating cash flow of $4.2 million and free cash flow of $3.2 million, which excludes the cash outflow of $49.3 million related to the third quarter 2018 purchase of our headquarters building.

Year-to-date 2019 Financial and Business Highlights

•	Total revenue was $278.5 million, an increase of 26% compared to the first nine months of 2018.

•	Subscription business revenue was $234.6 million, an increase of 22% compared to the first nine months of 2018.

•	Net loss was $(2.4) million, or $(0.07) per basic and diluted share, compared to a net loss of $(0.7) million, or $(0.02) per basic and diluted share, in the first nine months of 2018.

•	Adjusted EBITDA was $6.9 million, compared to adjusted EBITDA of $6.1 million in the first nine months of 2018.

•
Operating cash flow was $11.6 million and free cash flow was $8.0 million for the first nine months of 2019. This compared to operating cash flow of $9.0 million and free cash flow of $5.7 million, which excludes the cash outflow of $52.5 million related to the third quarter 2018 purchase of our headquarters building.

Share Repurchase Program

Trupanion’s Board of Directors has adopted a share repurchase program that will allow the repurchase of up to $15 million of the Company's common stock over the next 12 months.
Rawlings commented, “Our capital allocation strategy is predominately focused on acquiring new pets within our targeted internal rate of return. Our share repurchase program is representative of our philosophy to take advantage of points in time in which our share price is trading well below our estimate of intrinsic value and when we have a high degree of confidence that the rate of return on that investment will be greater than our existing pet acquisition spend.”
Any repurchase will be subject to quarterly assessments based on set parameters that include the uses of capital in a given quarter and the market price of the Company's common stock relative to its estimate of intrinsic value.
Revenue by Quarter

Total Revenue by New vs. Existing Pets
(dollars, in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0
$3.1
$4.4
$5.3
$6.3
$7.6
$8.8
$9.9
$10.7
$12.0
$13.2
$14.5
$15.9
$17.8
$19.8
$22.1
$24.0
$25.6
$28.1
$30.3
$31.9
$33.3
$35.6
$37.9
$40.2
$42.7
$45.8
$48.4
$51.3
$54.7
$58.3
$63.1
$66.6
$69.8
$73.4
$78.2
$82.6
$87.0
$92.2
$99.3
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Existing Pets
New Pets

Conference Call
Trupanion’s management will host a conference call today to review its third quarter 2019 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13695548.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.
In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(unaudited)
Revenue:
Subscription business	$82,613	$67,421	$234,571	$192,805
Other business	16,663	10,743	43,882	28,511
Total revenue	99,276	78,164	278,453	221,316
Cost of revenue:
Subscription business(1)	66,770	54,753	191,421	158,100
Other business	15,061	9,667	39,842	26,055
Total cost of revenue(2)	81,831	64,420	231,263	184,155
Gross profit:
Subscription business	15,843	12,668	43,150	34,705
Other business	1,602	1,076	4,040	2,456
Total gross profit	17,445	13,744	47,190	37,161
Operating expenses:
Technology and development(1)	2,271	2,299	7,518	6,761
General and administrative(1)	5,017	4,174	15,655	13,242
Sales and marketing(1)	9,255	6,365	26,239	18,005
Total operating expenses	16,543	12,838	49,412	38,008
Gain (loss) from investment in joint venture	(59)	—	(331)	—
Operating income (loss)	843	906	(2,553)	(847)
Interest expense	340	336	974	887
Other income, net	(297)	(628)	(1,094)	(1,071)
Income (loss) before income taxes	800	1,198	(2,433)	(663)
Income tax expense (benefit)	18	(7)	12	(11)
Net income (loss)	$782	$1,205	$(2,445)	$(652)

Net income (loss) per share:
Basic	$0.02	$0.04	$(0.07)	$(0.02)
Diluted	$0.02	$0.03	$(0.07)	$(0.02)
Weighted average shares of common stock outstanding:
Basic	34,876,782	33,129,416	34,593,345	31,376,239
Diluted	36,399,136	36,385,360	34,593,345	31,376,239

(1)Includes stock-based compensation expense as follows:	Three Months Ended September 30,		Nine Months Ended September 30,

	2019	2018	2019	2018
Cost of revenue	$258	$249	$783	$698
Technology and development	94	58	267	167
General and administrative	916	634	2,452	1,708
Sales and marketing	577	358	1,573	980
Total stock-based compensation expense	$1,845	$1,299	$5,075	$3,553

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Veterinary invoice expense	$69,086	$54,303	$196,301	$156,196
Other cost of revenue	12,745	10,117	34,962	27,959
Total cost of revenue	$81,831	$64,420	$231,263	$184,155

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	September 30, 2019	December 31, 2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$25,027	$26,552
Short-term investments	71,424	54,559
Accounts and other receivables	50,144	31,565
Prepaid expenses and other assets	4,861	5,300
Total current assets	151,456	117,976
Restricted cash	1,400	1,400
Long-term investments, at fair value	4,102	3,554
Property and equipment, net	69,568	69,803
Intangible assets, net	7,692	8,071
Other long-term assets	8,769	6,706
Total assets	$242,987	$207,510
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,815	$2,767
Accrued liabilities and other current liabilities	13,555	11,347
Reserve for veterinary invoices	19,299	16,062
Deferred revenue	49,900	33,027
Total current liabilities	85,569	63,203
Long-term debt	22,071	12,862
Deferred tax liabilities	1,002	1,002
Other liabilities	1,499	1,270
Total liabilities	110,141	78,337
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 35,865,687 and 34,935,822 shares issued and outstanding at September 30, 2019; 34,781,121 and 34,025,136 shares issued and outstanding at December 31, 2018	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	230,209	219,838
Accumulated other comprehensive loss	(506)	(753)
Accumulated deficit	(86,156)	(83,711)
Treasury stock, at cost: 929,865 shares at September 30, 2019 and 755,985 shares at December 31, 2018	(10,701)	(6,201)
Total stockholders’ equity	132,846	129,173
Total liabilities and stockholders’ equity	$242,987	$207,510

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(unaudited)
Operating activities
Net income (loss)	$782	$1,205	$(2,445)	$(652)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	1,181	1,136	4,358	3,027
Stock-based compensation expense	1,845	1,299	5,075	3,553
Other, net	46	(275)	143	(237)
Changes in operating assets and liabilities:
Accounts and other receivables	(6,642)	(3,424)	(18,582)	(11,592)
Prepaid expenses and other assets	(714)	269	275	(549)
Accounts payable, accrued liabilities, and other liabilities	1,363	1,282	2,806	3,849
Reserve for veterinary invoices	1,042	191	3,187	1,484
Deferred revenue	5,841	2,472	16,808	10,133
Net cash provided by operating activities	4,744	4,155	11,625	9,016
Investing activities
Purchases of investment securities	(13,270)	(9,181)	(45,492)	(29,567)
Maturities of investment securities	6,329	12,390	28,224	27,405
Purchases of other investments	—	(3,000)	—	(3,000)
Acquisition of lease intangibles, related to corporate real estate acquisition	—	(2,959)	—	(2,959)
Purchases of property, equipment and intangible assets	(1,806)	(50,236)	(3,586)	(55,856)
Other	(463)	(965)	(1,937)	(852)
Net cash used in investing activities	(9,210)	(53,951)	(22,791)	(64,829)
Financing activities
Proceeds from public offering of common stock, net of offering costs	—	(196)	—	65,690
Proceeds from exercise of stock options	629	1,216	2,255	2,872
Shares withheld to satisfy tax withholding	(1,363)	(1,839)	(1,610)	(1,839)
Proceeds from debt financing, net of financing fees	3,000	(61)	9,167	9,189
Repayment of debt financing	—	(10,000)	—	(10,000)
Other financing	(23)	(179)	(438)	(535)
Net cash provided by (used in) financing activities	2,243	(11,059)	9,374	65,677
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	(129)	108	267	(93)
Net change in cash, cash equivalents, and restricted cash	(2,352)	(60,747)	(1,525)	9,771
Cash, cash equivalents, and restricted cash at beginning of period	28,779	96,824	27,952	26,306
Cash, cash equivalents, and restricted cash at end of period	$26,427	$36,077	$26,427	$36,077

The following tables set forth our key operating metrics:

	Nine Months Ended September 30,

	2019	2018
Total pets enrolled (at period end)	613,694	497,942
Total subscription pets enrolled (at period end)	479,427	416,527
Monthly average revenue per pet	$57.14	$54.06
Lifetime value of a pet (LVP)	$749	$714
Average pet acquisition cost (PAC)	$209	$157
Average monthly retention	98.59%	98.61%

	Three Months Ended
	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Total pets enrolled (at period end)	613,694	577,686	548,002	521,326	497,942	472,480	446,533	423,194
Total subscription pets enrolled (at period end)	479,427	461,314	445,148	430,770	416,527	401,033	385,640	371,683
Monthly average revenue per pet	$58.12	$57.11	$56.13	$55.15	$54.55	$53.96	$53.62	$53.17
Lifetime value of a pet (LVP)	$749	$722	$724	$710	$714	$732	$727	$727
Average pet acquisition cost (PAC)	$208	$213	$205	$186	$155	$150	$165	$184
Average monthly retention	98.59%	98.57%	98.58%	98.6%	98.61%	98.64%	98.63%	98.63%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net cash provided by operating activities	$4,744	$4,155	$11,625	$9,016
Purchases of property and equipment	(1,806)	(50,236)	(3,586)	(55,856)
Free cash flow	$2,938	$(46,081)	$8,039	$(46,840)
Exclude earnest money deposit for building purchase	—	49,284	—	52,534
Free cash flow, excluding earnest money deposit for building purchase	$2,938	$3,203	$8,039	$5,694

The following table reflects the reconciliation of GAAP measures to non-GAAP measures (in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Veterinary invoice expense	$69,086	$54,303	$196,301	$156,196
Stock-based compensation expense	(169)	(153)	(515)	(421)
Cost of goods	$68,917	$54,150	$195,786	$155,775
% of revenue	69.4%	69.3%	70.3%	70.4%

Other cost of revenue	$12,745	$10,117	$34,962	$27,959
Stock-based compensation expense	(89)	(96)	(268)	(277)
Variable expenses	$12,656	$10,021	$34,694	$27,682
% of revenue	12.7%	12.8%	12.5%	12.5%

Subscription gross profit	$15,843	$12,668	$43,150	$34,705
Stock-based compensation expense	258	249	783	698
Non-GAAP subscription gross profit	$16,101	$12,917	$43,933	$35,403
% of subscription revenue	19.5%	19.2%	18.7%	18.4%

Gross profit	$17,445	$13,744	$47,190	$37,161
Stock-based compensation expense	258	249	783	698
Non-GAAP gross profit	$17,703	$13,993	$47,973	$37,859
% of revenue	17.8%	17.9%	17.2%	17.1%

Technology and development expense	$2,271	$2,299	$7,518	$6,761
General and administrative expense	5,017	4,174	15,655	13,242
Depreciation and amortization expense	(1,181)	(1,136)	(4,358)	(3,027)
Stock-based compensation expense	(1,010)	(692)	(2,719)	(1,875)
Fixed expenses	$5,097	$4,645	$16,096	$15,101
% of revenue	5.1%	5.9%	5.8%	6.8%

Sales and marketing expense	$9,255	$6,365	$26,239	$18,005
Stock-based compensation expense	(577)	(358)	(1,573)	(980)
Acquisition cost	$8,678	$6,007	$24,666	$17,025
% of revenue	8.7%	7.7%	8.9%	7.7%

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Nine Months Ended September 30,

	2019	2018
Sales and marketing expenses	$26,239	$18,005
Excluding:
Stock-based compensation expense	(1,573)	(980)
Acquisition cost	24,666	17,025
Net of:
Sign-up fee revenue	(2,227)	(1,933)
Other business segment sales and marketing expense	(262)	(275)
Net acquisition cost	$22,177	$14,817

	Three Months Ended
	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Sales and marketing expenses	$9,255	$8,757	$8,227	$6,994	$6,365	$5,702	$5,938	$5,781
Excluding:
Stock-based compensation expense	(577)	(567)	(429)	(355)	(358)	(349)	(273)	(172)
Acquisition cost	8,678	8,190	7,798	6,639	6,007	5,353	5,665	5,609
Net of:
Sign-up fee revenue	(790)	(734)	(703)	(655)	(693)	(624)	(616)	(550)
Other business segment sales and marketing expense	(94)	(38)	(130)	(102)	(99)	(88)	(87)	(56)
Net acquisition cost	$7,794	$7,418	$6,965	$5,882	$5,215	$4,641	$4,962	$5,003

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Nine Months Ended September 30,

	2019	2018
Net loss	$(2,445)	$(652)
Excluding:
Stock-based compensation expense	5,075	3,553
Depreciation and amortization expense	4,358	3,027
Interest income	(1,165)	(628)
Interest expense	974	887
Other non-operating expenses	223	—
Income tax expense (benefit)	12	(11)
Gain from equity method investment	(125)	(107)
Adjusted EBITDA	$6,907	$6,069

	Three Months Ended
	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Net income (loss)	$782	$(1,931)	$(1,296)	$(275)	$1,205	$(377)	$(1,480)	$(838)
Excluding:
Stock-based compensation expense	1,845	1,873	1,357	1,222	1,299	1,286	968	855
Depreciation and amortization expense	1,181	1,564	1,613	1,485	1,136	964	927	1,024
Interest income	(411)	(412)	(342)	(234)	(317)	(179)	(132)	(3)
Interest expense	340	317	317	311	336	332	219	163
Other non-operating expenses	122	101	—	—	—	—	—	—
Income tax expense (benefit) expense	18	(46)	40	4	(7)	91	(95)	(482)
Gain from equity method investment	—	(125)	—	—	—	(107)	—	—
Adjusted EBITDA	$3,877	$1,341	$1,689	$2,513	$3,652	$2,010	$407	$719

Contacts:

Investors:
Laura Bainbridge, Head of Investor Relations
206.607.1929
InvestorRelations@trupanion.com